Significant Accounting Policies	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Significant Accounting Policies	Significant Accounting Policies
Description of Business

CVS Health Corporation, together with its subsidiaries (collectively, “CVS Health” or the “Company”), has more than 9,000 retail locations, more than 1,100 walk-in medical clinics, a leading pharmacy benefits manager with over 110 million plan members with expanding specialty pharmacy solutions and a dedicated senior pharmacy care business serving more than one million patients per year. The Company also serves an estimated 35 million people through traditional, voluntary and consumer-directed health insurance products and related services, including expanding Medicare Advantage offerings and a leading standalone Medicare Part D prescription drug plan (“PDP”). The Company believes its integrated health care model increases access to quality care, delivers better health outcomes and lowers overall health care costs.

The coronavirus disease 2019 (“COVID-19”) and its emerging new variants continue to impact the economies of the U.S. and other countries around the world. The impact of COVID-19 on the Company’s businesses, operating results, cash flows and financial condition in the years ended December 31, 2022, 2021 and 2020, as well as information regarding certain expected impacts of COVID-19 on the Company, is discussed throughout this Exhibit 99.1.

In connection with its new operating model adopted in the first quarter of 2023, the Company realigned the composition of its segments to reflect how its Chief Operating Decision Maker (the “CODM”) reviews information and manages the business. As a result of this realignment, the Company formed a new Health Services segment, which in addition to providing a full range of pharmacy benefit management (“PBM”) solutions, also delivers health care services in the Company’s medical clinics, virtually, and in the home, as well as provider enablement solutions. In addition, the Company created a new Pharmacy & Consumer Wellness segment, which includes its retail and long-term care pharmacy operations and related pharmacy services, as well as its retail front store operations. This segment will also provide pharmacy fulfillment services to support the Health Services segment’s specialty and mail order pharmacy offerings. Segment financial information has been recast to reflect these changes.

Following the segment realignment described above, the Company’s four reportable segments are as follows: Health Care Benefits, Health Services, Pharmacy & Consumer Wellness and Corporate/Other, which are described below.

Health Care Benefits Segment
The Health Care Benefits segment operates as one of the nation’s leading diversified health care benefits providers. The Health Care Benefits segment has the information and resources to help members, in consultation with their health care professionals, make more informed decisions about their health care. The Health Care Benefits segment offers a broad range of traditional, voluntary and consumer-directed health insurance products and related services, including medical, pharmacy, dental and behavioral health plans, medical management capabilities, Medicare Advantage and Medicare Supplement plans, PDPs and Medicaid health care management services. The Health Care Benefits segment also provided workers’ compensation administrative services through its Coventry Health Care Workers’ Compensation business (“Workers’ Compensation business”) prior to the sale of this business on July 31, 2020. The Health Care Benefits segment’s customers include employer groups, individuals, college students, part-time and hourly workers, health plans, health care providers (“providers”), governmental units, government-sponsored plans, labor groups and expatriates. The Company refers to insurance products (where it assumes all or a majority of the risk for medical and dental care costs) as “Insured” and administrative services contract products (where the plan sponsor assumes all or a majority of the risk for medical and dental care costs) as “ASC.” In addition, effective January 2022, the Company entered the individual public health insurance exchanges (“Public Exchanges”) in eight states through which it sells Insured plans directly to individual consumers. The Company entered Public Exchanges in four additional states effective January 2023.

Health Services Segment
The Health Services segment provides a full range of PBM solutions, delivers health care services in its medical clinics, virtually, and in the home, and offers provider enablement solutions. PBM solutions include plan design offerings and administration, formulary management, retail pharmacy network management services, and specialty and mail order pharmacy services. In addition, the Company provides clinical services, disease management services, medical spend management and pharmacy and/or other administrative services for providers and federal 340B drug pricing program covered entities (“Covered Entities”). The Company operates a group purchasing organization that negotiates pricing for the purchase of pharmaceuticals and rebates with pharmaceutical manufacturers on behalf of its participants and provides various administrative, management and reporting services to pharmaceutical manufacturers. The Health Services segment’s clients are primarily employers, insurance companies, unions, government employee groups, health plans, PDPs, Medicaid managed care (“Managed Medicaid”) plans, plans offered on Insurance Exchanges and other sponsors of health benefit plans throughout the United States and Covered Entities.

Pharmacy & Consumer Wellness Segment
The Pharmacy & Consumer Wellness segment dispenses prescriptions in its retail pharmacies and through its infusion operations, provides ancillary pharmacy services including pharmacy patient care programs, diagnostic testing and vaccination administration, and sells a wide assortment of health and wellness products and general merchandise. The segment also conducts long-term care pharmacy (“LTC”) operations, which distribute prescription drugs and provide related pharmacy consulting and ancillary services to long-term care facilities and other care settings, and provides pharmacy fulfillment services to support the Health Services segment’s specialty and mail order pharmacy offerings. As of December 31, 2022, the Pharmacy & Consumer Wellness segment operated more than 9,000 retail locations, as well as online retail pharmacy websites, LTC pharmacies and on-site pharmacies, retail specialty pharmacy stores, compounding pharmacies and branches for infusion and enteral nutrition services.

Corporate/Other Segment
The Company presents the remainder of its financial results in the Corporate/Other segment, which primarily consists of:

•Management and administrative expenses to support the Company’s overall operations, which include certain aspects of executive management and the corporate relations, legal, compliance, human resources, information technology and finance departments, expenses associated with the Company’s investments in its transformation and enterprise modernization programs and acquisition-related integration costs; and
•Products for which the Company no longer solicits or accepts new customers such as its large case pensions and long-term care insurance products.

Basis of Presentation

The accompanying consolidated financial statements of CVS Health and its subsidiaries have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. All material intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when purchased. The Company invests in short-term money market funds, commercial paper and time deposits, as well as other debt securities that are classified as cash equivalents within the accompanying consolidated balance sheets, as these funds are highly liquid and readily convertible to known amounts of cash.

Restricted Cash

Restricted cash included in other current assets on the consolidated balance sheets represents funds held on behalf of members, including health savings account (“HSA”) funds associated with high deductible health plans. Restricted cash included in other assets on the consolidated balance sheets represents amounts held in a trust in one of the Company’s captive insurance companies to satisfy collateral requirements associated with the assignment of certain insurance policies. All restricted cash is invested in time deposits and money market funds.
The following is a reconciliation of cash and cash equivalents on the consolidated balance sheets to total cash, cash equivalents and restricted cash on the consolidated statements of cash flows as of December 31, 2022, 2021 and 2020:

In millions	2022	2021	2020
Cash and cash equivalents	$12,945	$9,408	$7,854
Restricted cash (included in other current assets)	144	3,065	2,913
Restricted cash (included in other assets)	216	218	276
Total cash, cash equivalents and restricted cash in the consolidated statements of cash flows	$13,305	$12,691	$11,043

The decrease in restricted cash included in other current assets as of December 31, 2022 compared to December 31, 2021 was primarily due to a decrease in HSA funds held on behalf of customers as a result of the sale of Payflex Holdings, Inc. (“PayFlex”). See Note 2 ‘‘Acquisitions, Divestitures and Asset Sales’’ for additional information on the Company’s sale of PayFlex.

Investments

Debt Securities
Debt securities consist primarily of U.S. Treasury and agency securities, mortgage-backed securities, corporate and foreign bonds and other debt securities. Debt securities are classified as either current or long-term investments based on their contractual maturities unless the Company intends to sell an investment within the next twelve months, in which case it is classified as current on the consolidated balance sheets. Debt securities are classified as available for sale and are carried at fair value. See Note 4 ‘‘Fair Value’’ for additional information on how the Company estimates the fair value of these investments.

If a debt security is in an unrealized loss position and the Company has the intent to sell the security, or it is more likely than not that the Company will have to sell the security before recovery of its amortized cost basis, the amortized cost basis of the security is written down to its fair value and the difference is recognized in net income. If a debt security is in an unrealized loss position and the Company does not have the intent to sell and it is more likely than not that the Company will not have to sell such security before recovery of its amortized cost basis, the Company bifurcates the impairment into credit-related and non-credit related (yield-related) components. In evaluating whether a credit related loss exists, the Company considers a variety of factors including: the extent to which the fair value is less than the amortized cost basis; adverse conditions specifically related to the issuer of a security, an industry or geographic area; the payment structure of the security; the failure of the issuer of the security to make scheduled interest or principal payments; and any changes to the rating of the security by a rating agency. The amount of the credit-related component is recorded as an allowance for credit losses and recognized in net income, and the amount of the non-credit related component is included in other comprehensive income (loss). Interest is not accrued on debt securities when management believes the collection of interest is unlikely.

The credit-related component is determined by comparing the present value of cash flows expected to be collected from the security, considering all reasonably available information relevant to the collectability of the security, with the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis of the security, the Company records an allowance for credit losses, which is limited by the amount that the fair value is less than amortized cost basis.

For mortgage-backed and other asset-backed securities, the Company recognizes income using an effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The Company’s investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security, with adjustments recognized in net income.

Equity Securities
Equity securities with readily available fair values are measured at fair value with changes in fair value recognized in net income.

Mortgage Loans
Mortgage loan investments on the consolidated balance sheets are valued at the unpaid principal balance, net of an allowance for credit losses. Mortgage loans with a maturity date or a committed prepayment date within twelve months are classified as current on the consolidated balance sheets. The Company assesses whether its loans share similar risk characteristics and, if so, groups such loans in a risk pool when measuring expected credit losses. The Company considers the following characteristics when evaluating whether its loans share similar risk characteristics: loan-to-value ratios, property type (e.g., office, retail, apartment, industrial), geographic location, vacancy rates and property condition.

Credit loss reserves are determined using a loss rate method that multiplies the unpaid principal balance of each loan within a risk pool group by an estimated loss rate percentage. The loss rate percentage considers both the expected loan loss severity and the probability of loan default. For periods where the Company is able to make or obtain reasonable and supportable forecasts of expected economic conditions (e.g., gross domestic product, employment), the Company adjusts its expected loss rates to reflect these forecasted economic conditions. For periods beyond which the Company is able to make or obtain reasonable and supportable forecasts of expected economic conditions, the Company reverts to historical loss rates in determining expected credit losses.

Interest income on a potential problem loan (i.e., high probability of default) or restructured loan is accrued to the extent it is deemed to be collectible and the loan continues to perform under its original or restructured terms. Interest income on problem loans (i.e., more than 60 days delinquent, in bankruptcy or in process of foreclosure) is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

Other Investments
Other investments consist primarily of the following:

•Private equity and hedge fund limited partnerships, which are accounted for using the equity method of accounting. Under this method, the carrying value of the investment is based on the value of the Company’s equity ownership of the underlying investment funds provided by the general partner or manager of the investments, the financial statements of which generally are audited. As a result of the timing of the receipt of the valuation information provided by the fund managers, these investments are generally reported on up to a three month lag. The Company reviews investments for impairment at least quarterly and monitors their performance throughout the year through discussions with the administrators, managers and/or general partners. If the Company becomes aware of an impairment of a limited partnership’s investments through its review or prior to receiving the limited partnership’s financial statements at the financial statement date, an impairment will be recognized by recording a reduction in the carrying value of the limited partnership with a corresponding charge to net investment income.
•Investment real estate, which is carried on the consolidated balance sheets at depreciated cost, including capital additions, net of write-downs for other-than-temporary declines in fair value. Depreciation is calculated using the straight-line method based on the estimated useful life of each asset. If any real estate investment is considered held-for-sale, it is carried at the lower of its carrying value or fair value less estimated selling costs. The Company generally estimates fair value using net operating income and applying a capitalization rate in conjunction with comparable sales information. At the time of the sale, the difference between the sales price and the carrying value is recorded as a realized capital gain or loss.
•Privately-placed equity securities, which are carried on the consolidated balance sheets at cost less impairments, plus or minus subsequent adjustments for observable price changes. Additionally, as a member of the Federal Home Loan Bank of Boston (“FHLBB”), a subsidiary of the Company is required to purchase and hold shares of the FHLBB. These shares are restricted and carried at cost.

Net Investment Income
Net investment income on the Company’s investments is recorded when earned and is reflected in the Company’s net income (other than net investment income on assets supporting experience-rated products). Experience-rated products are products in the large case pensions business where the contract holder, not the Company, assumes investment and other risks, subject to, among other things, minimum guarantees provided by the Company. The effect of investment performance on experience-rated products is allocated to contract holders’ accounts daily, based on the underlying investment experience and, therefore, does not impact the Company’s net income (as long as the contract’s minimum guarantees are not triggered). Net investment income on assets supporting large case pensions’ experience-rated products is included in net investment income in the consolidated statements of operations and is credited to contract holders’ accounts through a charge to benefit costs. The contract holders’ accounts are reflected in policyholders’ funds on the consolidated balance sheets.

Realized capital gains and losses on investments (other than realized capital gains and losses on investments supporting experience-rated products) are included as a component of net investment income in the consolidated statements of operations. Realized capital gains and losses are determined on a specific identification basis. Purchases and sales of debt and equity securities and alternative investments are reflected on the trade date. Purchases and sales of mortgage loans and investment real estate are reflected on the closing date.
Realized capital gains and losses on investments supporting large case pensions’ experience-rated products are not included in realized capital gains and losses in the consolidated statements of operations and instead are credited directly to contract holders’ accounts. The contract holders’ accounts are reflected in policyholders’ funds on the consolidated balance sheets.

Unrealized capital gains and losses on investments (other than unrealized capital gains and losses on investments supporting experience-rated products) are reflected in shareholders’ equity, net of tax, as a component of accumulated other comprehensive income (loss). Unrealized capital gains and losses on investments supporting large case pensions’ experience-rated products are credited directly to contract holders’ accounts. The contract holders’ accounts are reflected in policyholders’ funds on the consolidated balance sheets.

Derivative Financial Instruments

The Company uses derivative financial instruments in order to manage interest rate and foreign exchange risk and credit exposure. The Company’s use of these derivatives is generally limited to hedging risk and has principally consisted of using interest rate swaps, treasury rate locks, forward contracts, futures contracts, warrants, put options and credit default swaps.

Accounts Receivable

Accounts receivable are stated net of allowances for credit losses, customer credit allowances, contractual allowances and estimated terminations. Accounts receivable, net was composed of the following at December 31, 2022 and 2021:

In millions	2022	2021
Trade receivables	$8,983	$7,932
Vendor and manufacturer receivables	12,395	10,573
Premium receivables	2,676	2,537
Other receivables	3,449	3,389
Total accounts receivable, net (1)	$27,503	$24,431
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(1)Includes accounts receivable of $227 million which have been accounted for as assets held for sale and are included in assets held for sale on the consolidated balance sheet at December 31, 2022. See Note 2 ‘‘Acquisitions, Divestitures and Asset Sales’’ for additional information.

The Company’s allowance for credit losses was $333 million and $339 million as of December 31, 2022 and 2021, respectively. When developing an estimate of the Company’s expected credit losses, the Company considers all available relevant information regarding the collectability of cash flows, including historical information, current conditions and reasonable and supportable forecasts of future economic conditions over the contractual life of the receivable. The Company’s accounts receivable are short duration in nature and typically settle in less than 30 days.

Inventories

Inventories are valued at the lower of cost or net realizable value using the weighted average cost method. Physical inventory counts are taken on a regular basis in each retail store and LTC pharmacy, and a continuous cycle count process is the primary procedure used to validate the inventory balances on hand in each distribution center and mail facility to ensure that the amounts reflected in the consolidated financial statements are properly stated. During the interim period between physical inventory counts, the Company accrues for anticipated physical inventory losses on a location-by-location basis based on historical results and current physical inventory trends.

Reinsurance Recoverables

The Company utilizes reinsurance agreements primarily to: (a) reduce required capital and (b) facilitate the acquisition or disposition of certain insurance contracts. Ceded reinsurance agreements permit the Company to recover a portion of its losses from reinsurers, although they do not discharge the Company’s primary liability as the direct insurer of the risks reinsured. Failure of reinsurers to indemnify the Company could result in losses; however, the Company does not expect charges for unrecoverable reinsurance to have a material effect on its consolidated operating results or financial condition. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of its reinsurers. At December 31, 2022, the Company’s reinsurance recoverables consisted primarily of amounts due from third parties that are rated consistent with companies that are considered to have the ability to meet their obligations. Reinsurance recoverables are recorded as other current assets or other assets on the consolidated balance sheets.
Health Care Contract Acquisition Costs

Insurance products included in the Health Care Benefits segment are cancellable by either the customer or the member monthly upon written notice. Acquisition costs related to prepaid health care and health indemnity contracts are generally expensed as incurred. For certain long-duration insurance contracts, acquisition costs directly related to the successful acquisition of a new or renewal insurance contract, including commissions, are deferred and are recorded as other current assets or other assets on the consolidated balance sheets. Contracts are grouped by product and issue year into cohorts consistent with the grouping used in estimating the associated liability and are amortized on a constant level basis based on the remaining in-force policies over the estimated term of the contracts to approximate straight-line amortization. Changes to the Company’s assumptions, including assumptions related to persistency, are reflected at the cohort level at the time of change and are recognized prospectively over the estimated terms of the contract. The amortization of deferred acquisition costs is recorded in operating expenses in the consolidated statements of operations.

The following is a roll forward of deferred acquisition costs for the years ended December 31, 2022 and 2021:

In millions	2022	2021
Deferred acquisition costs, beginning of the period	$879	$519
Capitalizations	564	529
Amortization expense	(224)	(169)
Deferred acquisition costs, end of the period	$1,219	$879

Property and Equipment

Property and equipment is reported at historical cost, net of accumulated depreciation. Property, equipment and improvements to leased premises are depreciated using the straight-line method over the estimated useful lives of the assets, or when applicable, the term of the lease, whichever is shorter. Estimated useful lives generally range from 1 to 40 years for buildings, building improvements and leasehold improvements and 3 to 10 years for fixtures, equipment and internally developed software. Repair and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated. Application development stage costs for significant internally developed software projects are capitalized and depreciated.

Property and equipment consisted of the following at December 31, 2022 and 2021:

In millions	2022	2021
Land	$1,996	$2,038
Building and improvements	4,545	4,225
Fixtures and equipment	12,978	13,619
Leasehold improvements	6,238	6,242
Software	8,843	7,426
Total property and equipment	34,600	33,550
Accumulated depreciation and amortization	(21,483)	(20,654)
Property and equipment, net (1)	$13,117	$12,896
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(1)Includes property and equipment of $244 million which have been accounted for as assets held for sale and are included in assets held for sale on the consolidated balance sheet at December 31, 2022. See Note 2 ‘‘Acquisitions, Divestitures and Asset Sales’’ for additional information.

Depreciation expense (which includes the amortization of property and equipment under finance or capital leases) totaled $2.4 billion, $2.3 billion and $2.1 billion for the years ended December 31, 2022, 2021 and 2020, respectively. During the year ended December 31, 2021, the Company recorded an impairment on property and equipment of $261 million in connection with the planned closure of certain retail stores. See Note 6 ‘‘Leases’’ for additional information about these impairment charges as well as the Company’s finance leases.
Right-of-Use Assets and Lease Liabilities

The Company determines if an arrangement contains a lease at the inception of a contract. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Right-of-use assets and lease liabilities are recognized at the commencement date of the lease, renewal date of the lease or significant remodeling of the lease space based on the present value of the remaining future minimum lease payments. As the interest rate implicit in the Company’s leases is not readily determinable, the Company utilizes its incremental borrowing rate, determined by class of underlying asset, to discount the lease payments. The operating lease right-of-use assets also include lease payments made before commencement and are reduced by lease incentives.

The Company’s real estate leases typically contain options that permit renewals for additional periods of up to five years each. For real estate leases, the options to extend are not considered reasonably certain at lease commencement because the Company reevaluates each lease on a regular basis to consider the economic and strategic incentives of exercising the renewal options and regularly opens or closes stores to align with its operating strategy. Generally, the renewal option periods are not included within the lease term and the associated payments are not included in the measurement of the right-of-use asset and lease liability. Similarly, renewal options are not included in the lease term for non-real estate leases because they are not considered reasonably certain of being exercised at lease commencement. Leases with an initial term of 12 months or less are not recorded on the balance sheets, and lease expense is recognized on a straight-line basis over the term of the short-term lease.

For real estate leases, the Company accounts for lease components and nonlease components as a single lease component. Certain real estate leases require additional payments based on sales volume, as well as reimbursement for real estate taxes, common area maintenance and insurance, which are expensed as incurred as variable lease costs. Other real estate leases contain one fixed lease payment that includes real estate taxes, common area maintenance and insurance. These fixed payments are considered part of the lease payment and included in the right-of-use assets and lease liabilities.

See Note 6 ‘‘Leases’’ for additional information about right-of-use assets and lease liabilities.

Goodwill

The Company accounts for business combinations using the acquisition method of accounting, which requires the excess cost of an acquisition over the fair value of net assets acquired and identifiable intangible assets to be recorded as goodwill. Goodwill is not amortized, but is subject to impairment reviews annually, or more frequently, if necessary, as further described in “Recoverability of Long-Lived Assets” below. See Note 5 ‘‘Goodwill and Other Intangibles’’ for additional information about goodwill.

Intangible Assets

The Company’s identifiable intangible assets consist primarily of trademarks, trade names, customer contracts/relationships, covenants not to compete, technology, provider networks and value of business acquired (“VOBA”). These intangible assets arise primarily from the determination of their respective fair market values at the date of acquisition. Amounts assigned to identifiable intangible assets, and their related useful lives, are derived from established valuation techniques and management estimates.

The Company’s definite-lived intangible assets are amortized over their estimated useful lives based upon the pattern of future cash flows attributable to the asset. Definite-lived intangible assets are amortized using the straight-line method. VOBA is subject to loss recognition testing annually, or more frequently, if necessary.

Indefinite-lived intangible assets are not amortized but are tested for impairment annually, or more frequently, if necessary, as further described in “Recoverability of Long-Lived Assets” below.

See Note 5 ‘‘Goodwill and Other Intangibles’’ for additional information about intangible assets.

Recoverability of Long-Lived Assets

The Company evaluates the recoverability of long-lived assets, excluding goodwill and indefinite-lived intangible assets, which are tested for impairment using separate tests described below, whenever events or changes in circumstances indicate that the carrying value of such asset may not be recoverable. The Company groups and evaluates these long-lived assets for impairment at the lowest level at which individual cash flows can be identified. If indicators of impairment are present, the Company first compares the carrying amount of the asset group to the estimated future cash flows associated with the asset group (undiscounted). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset group, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset group to the asset group’s estimated future cash flows (discounted). If required, an impairment loss is recorded for the portion of the asset group’s carrying value that exceeds the asset group’s estimated future cash flows (discounted).

During the year ended December 31, 2022, the Company recorded office real estate optimization charges of $117 million primarily related to the abandonment of leased real estate and the related right-of-use assets and property and equipment in connection with the planned reduction of corporate office real estate space in response to its new flexible work arrangement.

During the year ended December 31, 2021, the Company recorded a store impairment charge of approximately $1.4 billion primarily related to the write down of operating lease right-of-use assets and property and equipment in connection with the planned closure of approximately 900 retail stores between 2022 and 2024. There were no material impairment charges recognized on long-lived assets during the year ended December 31, 2020.

See Note 6 ‘‘Leases’’ for additional information about the right-of-use asset charges.

When evaluating goodwill for potential impairment, the Company compares the fair value of its reporting units to their respective carrying amounts. The Company estimates the fair value of its reporting units using a combination of a discounted cash flow method and a market multiple method. If the carrying amount of a reporting unit exceeds its estimated fair value, an impairment loss is recognized in an amount equal to that excess. During the third quarter of both 2022 and 2020, the Company performed its required annual impairment tests of goodwill and concluded there were no goodwill impairments as of the testing dates or during the years ended December 31, 2022 and 2020. During the third quarter of 2021, the Company performed its required annual impairment tests of goodwill, the results of which indicated an impairment of the goodwill associated with the LTC reporting unit. Accordingly, during the third quarter of 2021, the Company recorded a $431 million goodwill impairment charge on the remaining goodwill of the LTC reporting unit. The results of the impairment tests indicated that there was no impairment of goodwill of the remaining reporting units as of the testing date or during the year ended December 31, 2021. See Note 5 ‘‘Goodwill and Other Intangibles’’ for additional information about the goodwill impairment charge recorded during the year ended December 31, 2021.

Indefinite-lived intangible assets are tested for impairment by comparing the estimated fair value of the asset to its carrying value. The Company estimates the fair value of its indefinite-lived trademarks using the relief from royalty method under the income approach. If the carrying value of the asset exceeds its estimated fair value, an impairment loss is recognized, and the asset is written down to its estimated fair value. There were no impairment losses recognized on indefinite-lived intangible assets in any of the years ended December 31, 2022, 2021 or 2020.

Separate Accounts

Separate Accounts assets and liabilities related to large case pensions products represent funds maintained to meet specific objectives of contract holders who bear the investment risk. These assets and liabilities are carried at fair value. Net investment income (including net realized capital gains and losses) accrue directly to such contract holders. The assets of each account are legally segregated and are not subject to claims arising from the Company’s other businesses. Deposits, withdrawals and net investment income (including net realized and net unrealized capital gains and losses) on Separate Accounts assets are not reflected in the consolidated statements of operations or cash flows. Management fees charged to contract holders are included in services revenue and recognized over the period earned.

Health Care Costs Payable

Health care costs payable consist principally of unpaid fee-for-service medical, dental and pharmacy claims, capitation costs, other amounts due to providers pursuant to risk-sharing arrangements related to the Health Care Benefits segment’s Insured Commercial, Medicare and Medicaid products and accruals for state assessments. Unpaid health care claims include an estimate of payments the Company will make for (i) services rendered to the Company’s Insured members but not yet reported to the Company and (ii) claims which have been reported to the Company but not yet paid, each as of the financial statement date (collectively, “IBNR”). Health care costs payable also include an estimate of the cost of services that will continue to be rendered after the financial statement date if the Company is obligated to pay for such services in accordance with contractual or regulatory requirements. Such estimates are developed using actuarial principles and assumptions which consider, among other things, historical and projected claim submission and processing patterns, assumed and historical medical cost trends, historical utilization of medical services, claim inventory levels, changes in Insured membership and product mix, seasonality and other relevant factors. The Company reflects changes in these estimates in benefit costs in the Company’s consolidated operating results in the period they are determined. Capitation costs represent contractual monthly fees paid to participating physicians and other medical providers for providing medical care, regardless of the volume of medical services provided to the Insured member. Amounts due under risk-sharing arrangements are based on the terms of the underlying contracts with the providers and consider claims experience under the contracts through the financial statement date.

The Company develops its estimate of IBNR using actuarial principles and assumptions that consider numerous factors. Of those factors, the Company considers the analysis of historical and projected claim payment patterns (including claims submission and processing patterns) and the assumed health care cost trend rate (the year-over-year change in per member per month health care costs) to be the most critical assumptions. In developing its IBNR estimate, the Company consistently applies these actuarial principles and assumptions each period, with consideration to the variability of related factors. There have been no significant changes to the methodologies or assumptions used to develop the Company’s estimate of IBNR in 2022.

The Company analyzes historical claim payment patterns by comparing claim incurred dates (i.e., the date services were provided) to claim payment dates to estimate “completion factors.” The Company uses completion factors predominantly to estimate the ultimate cost of claims incurred more than three months before the financial statement date. The Company estimates completion factors by aggregating claim data based on the month of service and month of claim payment and estimating the percentage of claims incurred for a given month that are complete by each month thereafter. For any given month, substantially all claims are paid within six months of the date of service, but it can take up to 48 months or longer after the date of service before all of the claims are completely resolved and paid. These historically-derived completion factors are then applied to claims paid through the financial statement date to estimate the ultimate claim cost for a given month’s incurred claim activity. The difference between the estimated ultimate claim cost and the claims paid through the financial statement date represents the Company’s estimate of claims remaining to be paid as of the financial statement date and is included in the Company’s health care costs payable. The completion factors the Company uses reflect judgments and possible adjustments based on data such as claim inventory levels, claim submission and processing patterns and, to a lesser extent, other factors such as changes in health care cost trend rates, changes in Insured membership and changes in product mix. If claims are submitted or processed on a faster (slower) pace than prior periods, the actual claims may be more (less) complete than originally estimated using the Company’s completion factors, which may result in reserves that are higher (lower) than the ultimate cost of claims.

Because claims incurred within three months before the financial statement date are less mature, the Company uses a combination of historically-derived completion factors and the assumed health care cost trend rate to estimate the ultimate cost of claims incurred for these months. The Company applies its actuarial judgment and places a greater emphasis on the assumed health care cost trend rate for the most recent claim incurred dates as these months may be influenced by seasonal patterns and changes in membership and product mix.

The Company’s health care cost trend rate is affected by changes in per member utilization of medical services as well as changes in the unit cost of such services. Many factors influence the health care cost trend rate, including the Company’s ability to manage benefit costs through product design, negotiation of favorable provider contracts and medical management programs, as well as the mix of the Company’s business. The health status of the Company’s Insured members, aging of the population and other demographic characteristics, advances in medical technology and other factors continue to contribute to rising per member utilization and unit costs. Changes in health care practices, inflation, new technologies, increases in the cost of prescription drugs (including specialty pharmacy drugs), direct-to-consumer marketing by pharmaceutical companies, clusters of high-cost cases, claim intensity, changes in the regulatory environment, health care provider or member fraud and numerous other factors also contribute to the cost of health care and the Company’s health care cost trend rate.

For each reporting period, the Company uses an extensive degree of judgment in the process of estimating its health care costs payable. As a result, considerable variability and uncertainty is inherent in such estimates, particularly with respect to claims with claim incurred dates of three months or less before the financial statement date; and the adequacy of such estimates is highly sensitive to changes in assumed completion factors and the assumed health care cost trend rates. For each reporting period the Company recognizes the actuarial best estimate of health care costs payable considering the potential volatility in assumed completion factors and health care cost trend rates, as well as other factors. The Company believes its estimate of health care costs payable is reasonable and adequate to cover its obligations at December 31, 2022; however, actual claim payments may differ from the Company’s estimates. A worsening (or improvement) of the Company’s health care cost trend rates or changes in completion factors from those that the Company assumed in estimating health care costs payable at December 31, 2022 would cause these estimates to change in the near term, and such a change could be material.
Each quarter, the Company re-examines previously established health care costs payable estimates based on actual claim payments for prior periods and other changes in facts and circumstances. Given the extensive degree of judgment in this estimate, it is possible that the Company’s estimates of health care costs payable could develop either favorably (that is, its actual benefit costs for the period were less than estimated) or unfavorably. The changes in the Company’s estimate of health care costs payable may relate to a prior quarter, prior year or earlier periods. For a roll forward of the Company’s health care costs payable, see Note 7 ‘‘Health Care Costs Payable.’’ The Company’s reserving practice is to consistently recognize the actuarial best estimate of its ultimate liability for health care costs payable.

Other Insurance Liabilities

Unpaid Claims
Unpaid claims consist primarily of reserves associated with certain short-duration group disability and term life insurance contracts, including an estimate for IBNR as of the financial statement date. Reserves associated with certain short-duration group disability and term life insurance contracts are based upon the Company’s estimate of the present value of future benefits, which is based on assumed investment yields and assumptions regarding mortality, morbidity and recoveries from the U.S. Social Security Administration. The Company develops its estimate of IBNR using actuarial principles and assumptions which consider, among other things, contractual requirements, claim incidence rates, claim recovery rates, seasonality and other relevant factors. The Company discounts certain claim liabilities related to group long-term disability and life insurance waiver of premium contracts. The discount rates generally reflect the Company’s expected investment returns for the investments supporting all incurral years of these liabilities. The discount rates for retrospectively-rated contracts are set at contractually specified levels. The Company’s estimates of unpaid claims are subject to change due to changes in the underlying experience of the insurance contracts, changes in investment yields or other factors, and these changes are recorded in current and future benefits in the consolidated statements of operations in the period they are determined. The Company estimates its reserve for claims IBNR for life products largely based on completion factors. The completion factors used are based on the Company’s historical experience and reflect judgments and possible adjustments based on data such as claim inventory levels, claim payment patterns, changes in business volume and other factors. If claims are submitted or processed on a faster (slower) pace than historical periods, the actual claims may be more (less) complete than originally estimated using completion factors, which may result in reserves that are higher (lower) than required to cover future life benefit payments. There have been no significant changes to the methodologies or assumptions used to develop the Company’s estimate of unpaid claims IBNR in 2022. As of December 31, 2022, unpaid claims balances of $243 million and $1.1 billion were recorded in other insurance liabilities and other long-term insurance liabilities, respectively. As of December 31, 2021, unpaid claims balances of $324 million and $1.3 billion were recorded in other insurance liabilities and other long-term insurance liabilities, respectively.

Substantially all life and disability insurance liabilities have been fully ceded to unrelated third parties through indemnity reinsurance agreements; however, the Company remains directly obligated to the policyholders.

Future Policy Benefits
Future policy benefits consist primarily of reserves for products for which the Company no longer solicits or accepts new customers, including limited payment pension and annuity contracts and long-term care insurance contracts. Contracts are grouped into cohorts by contract type and issue year. The liability for future policy benefits is adjusted for differences between actual and expected experience.

Reserves for limited payment pension and annuity contracts represent the Company’s estimate of the present value of future benefits to be paid to or on behalf of policyholders and are computed using actuarial principles that consider, among other things, assumptions reflecting anticipated mortality and retirement experience. On an annual basis, or more frequently if necessary, the Company reviews mortality assumptions against both industry standards and its experience.

Reserves for long-term care insurance contracts represent the Company’s estimate of the present value of future benefits and settlement costs to be paid to or on behalf of policyholders less the present value of future net premiums. The Company’s estimate of the present value of future benefits under such contracts is based upon mortality, morbidity, lapse and interest rate assumptions. On an annual basis, or more frequently if necessary, the Company reviews its mortality, morbidity and lapse assumptions against its experience. Annually, or each time the assumptions are changed, the net premium ratio used to calculate the future policy benefit liability is updated to reflect actual experience, as well as the impact of any change in assumptions on the Company’s future cash flows.

The Company discounts its future policy benefit liability using a curve of spot rates derived from Single A rated fixed income instruments. At each reporting date, the Company will measure its liability for future policy benefits using both the current spot rate curve and the locked-in discount rate at each cohort’s inception. Any difference between the measured liabilities is recorded in other comprehensive income (loss).

As of December 31, 2022, future policy benefits balances of $334 million and $4.7 billion were recorded in other insurance liabilities and other long-term insurance liabilities, respectively. As of December 31, 2021, future policy benefits balances of $458 million and $6.0 billion were recorded in other insurance liabilities and other long-term insurance liabilities, respectively.

Premium Deficiency Reserves

The Company evaluates its short-duration insurance contracts to determine if it is probable that a loss will be incurred. A premium deficiency loss is recognized when it is probable that expected future claims, including maintenance costs (for example, direct costs such as claim processing costs), will exceed existing reserves plus anticipated future premiums and reinsurance recoveries. Anticipated investment income is not considered in the calculation of premium deficiency losses. For purposes of determining premium deficiency losses, contracts are grouped consistent with the Company’s method of acquiring, servicing and measuring the profitability of such contracts. The Company did not have any premium deficiency reserves as of December 31, 2022. As of December 31, 2021, the Company established a premium deficiency reserve of $16 million related to Medicaid products in the Health Care Benefits segment.

Policyholders’ Funds

Policyholders’ funds consist primarily of reserves for pension and annuity investment contracts and customer funds associated with certain health contracts. Reserves for such contracts are equal to cumulative deposits less withdrawals and charges plus interest credited thereon, net of experience-rated adjustments. In both 2022 and 2021, interest rates for pension and annuity investment contracts ranged from 3.5% to 4.8%. Reserves for contracts subject to experience rating reflect the Company’s rights as well as the rights of policyholders and plan participants. The Company also held funds for HSAs on behalf of members associated with high deductible health plans prior to the sale of PayFlex in June 2022. These amounts were held to pay for qualified health care expenses incurred by these members. At December 31, 2022, the Company did not hold any HSA funds as a result of the PayFlex sale. The HSA balance was approximately $2.9 billion at December 31, 2021 and was reflected in other current assets with a corresponding liability in policyholders’ funds. These assets were considered restricted cash for cash flow statement purposes.

Policyholders’ funds liabilities that are expected to be paid within twelve months from the balance sheet date are classified as current on the consolidated balance sheets. Policyholders’ funds liabilities that are expected to be paid greater than twelve months from the balance sheet date are included in other long-term liabilities on the consolidated balance sheets.

Self-Insurance Liabilities

The Company is self-insured for certain losses related to general liability, workers’ compensation and auto liability. The Company obtains third party insurance coverage to limit exposure from these claims. The Company is also self-insured for certain losses related to health and medical liabilities. The Company’s self-insurance accruals, which include reported claims and claims incurred but not reported, are calculated using standard insurance industry actuarial assumptions and the Company’s historical claims experience. As of both December 31, 2022 and 2021, self-insurance liabilities totaled $1.1 billion and were recorded in accrued expenses and other long-term liabilities on the consolidated balance sheets.

Foreign Currency Translation and Transactions

For non-U.S. dollar functional currency locations, (i) assets and liabilities are translated at end-of-period exchange rates, (ii) revenues and expenses are translated at average exchange rates in effect during the period and (iii) equity is translated at historical exchange rates. The resulting cumulative translation adjustments are included as a component of accumulated other comprehensive income (loss).

For U.S. dollar functional currency locations, foreign currency assets and liabilities are remeasured into U.S. dollars at end-of-period exchange rates, except for nonmonetary balance sheet accounts which are remeasured at historical exchange rates. Revenues and expenses are remeasured at average exchange rates in effect during each period, except for those expenses related to the nonmonetary balance sheet amounts which are remeasured at historical exchange rates. Gains or losses from foreign currency remeasurement are included in net income.
Gains and losses from foreign currency transactions and the effects of foreign currency remeasurements were not material in the years ended December 31, 2022, 2021 or 2020.

Revenue Recognition

Health Care Benefits Segment
Health Care Benefits revenue is principally derived from insurance premiums and fees billed to customers. Revenue is recognized based on customer billings, which, in the Company’s Commercial business, reflect contracted rates per member and the number of covered members recorded in the Company’s records at the time the billings are prepared. Billings are generally sent monthly for coverage during the following month. Revenue related to the Company’s Government business is collected monthly from the U.S. federal government and various government agencies based on fixed payment rates and member eligibility.

The Company’s billings may be subsequently adjusted to reflect enrollment changes due to member terminations or other factors. These adjustments are known as retroactivity adjustments. In each period, the Company estimates the amount of future retroactivity and adjusts the recorded revenue accordingly. As information regarding actual retroactivity amounts becomes known, the Company refines its estimates and records any required adjustments to revenues in the period in which they arise.

Premium Revenue
Premiums are recognized as revenue in the month in which the enrollee is entitled to receive health care services. Premiums are reported net of an allowance for estimated terminations and uncollectible amounts. Additionally, premium revenue subject to the minimum medical loss ratio (“MLR”) rebate requirements of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (as amended, collectively, the “ACA”) is recorded net of the estimated minimum MLR rebates for the current calendar year. Premiums related to unexpired contractual coverage periods (unearned premiums) are reported as other insurance liabilities on the consolidated balance sheets and recognized as revenue when earned.

Some of the Company’s contracts allow for premiums to be adjusted to reflect actual experience or the relative health status of Insured members. Such adjustments are reasonably estimable at the outset of the contract, and adjustments to those estimates are made based on actual experience of the customer emerging under the contract and the terms of the underlying contract.

Services Revenue
Services revenue relates to contracts that can include various combinations of services or series of services which generally are capable of being distinct and accounted for as separate performance obligations. The Health Care Benefits segment’s services revenue primarily consists of ASC fees received in exchange for performing certain claim processing and member services for ASC members. ASC fee revenue is recognized over the period the service is provided. Some of the Company’s administrative services contracts include guarantees with respect to certain functions, such as customer service response time, claim processing accuracy and claim processing turnaround time, as well as certain guarantees that a plan sponsor’s benefit claim experience will fall within a certain range. With any of these guarantees, the Company is financially at risk if the conditions of the arrangements are not met, although the maximum amount at risk typically is limited to a percentage of the fees otherwise payable to the Company by the customer involved. Each period the Company estimates its obligations under the terms of these guarantees and records its estimate as an offset to services revenues.

Accounting for Medicare Part D
Revenues include insurance premiums earned by the Company’s PDPs, which are determined based on the PDP’s annual bid and related contractual arrangements with the U.S. Centers for Medicare & Medicaid Services (“CMS”). The insurance premiums include a beneficiary premium, which is the responsibility of the PDP member, and can be subsidized by CMS in the case of low-income members, and a direct premium paid by CMS. Premiums collected in advance are initially recorded within other insurance liabilities and are then recognized ratably as revenue over the period in which members are entitled to receive benefits.

Revenues also include a risk-sharing feature of the Medicare Part D program design referred to as the risk corridor. The Company estimates variable consideration in the form of amounts payable to, or receivable from, CMS under the risk corridor, and adjusts revenue based on calculations of additional subsidies to be received from or owed to CMS at the end of the reporting year.

In addition to Medicare Part D premiums, the Company receives additional payments each month from CMS related to catastrophic reinsurance, low-income cost-sharing subsidies and coverage gap benefits. If the subsidies received differ from the amounts earned from actual prescriptions transferred, the difference is recorded in either accounts receivable, net or accrued expenses.

Health Services Segment
The Health Services segment sells prescription drugs directly through its specialty and mail order pharmacy offerings and indirectly through the Company’s retail pharmacy network. The Company’s pharmacy benefit arrangements are accounted for in a manner consistent with a master supply arrangement as there are no contractual minimum volumes and each prescription is considered a separate purchasing decision and distinct performance obligation transferred at a point in time. PBM services performed in connection with each prescription claim are considered part of a single performance obligation which culminates in the fulfillment of prescription drugs.

The Company recognizes revenue using the gross method at the contract price negotiated with its clients when the Company has concluded it controls the prescription drug before it is transferred to the client plan members. The Company controls prescriptions fulfilled indirectly through its retail pharmacy network because it has separate contractual arrangements with those pharmacies, has discretion in setting the price for the transaction and assumes primary responsibility for fulfilling the promise to provide prescription drugs to its client plan members while also performing the related PBM services.

Revenues include (i) the portion of the price the client pays directly to the Company, net of any discounts earned on brand name drugs or other discounts and refunds paid back to the client (see “Drug Discounts” and “Guarantees” below), (ii) the price paid to the Company by client plan members for mail order prescriptions and the price paid to retail network pharmacies by client plan members for retail prescriptions (“retail co-payments”), and (iii) claims based administrative fees for retail pharmacy network contracts. Sales taxes are not included in revenues.

The Company recognizes revenue when control of the prescription drugs is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those prescription drugs. The Company has established the following revenue recognition policies for the Health Services segment:

•Revenues generated from prescription drugs sold by third party pharmacies in the Company’s retail pharmacy network and associated administrative fees are recognized at the Company’s point-of-sale, which is when the claim is adjudicated by the Company’s online claims processing system and the Company has transferred control of the prescription drug and completed all of its performance obligations.
•Revenues generated from prescription drugs sold by specialty and mail order pharmacies are recognized when the prescription drug is delivered to the client plan member. At the time of delivery, the Company has performed substantially all of its performance obligations under its client contracts and does not experience a significant level of returns or reshipments.

For contracts under which the Company acts as an agent or does not control the prescription drugs prior to transfer to the client plan member, revenue is recognized using the net method.

Drug Discounts
The Company records revenue net of manufacturers’ rebates earned by its clients based on their plan members’ utilization of brand-name formulary drugs. The Company estimates these rebates at period-end based on actual and estimated claims data and its estimates of the manufacturers’ rebates earned by its clients. The estimates are based on the best available data at period-end and recent history for the various factors that can affect the amount of rebates due to the client. The Company adjusts its rebates payable to clients to the actual amounts paid when these rebates are paid or as significant events occur. Any cumulative effect of these adjustments is recorded against revenues at the time it is identified. Adjustments generally result from contract changes with clients or manufacturers that have retroactive rebate adjustments, differences between the estimated and actual product mix subject to rebates, or whether the brand name drug was included in the applicable formulary. The effect of adjustments between estimated and actual manufacturers’ rebate amounts has not been material to the Company’s operating results or financial condition.

Guarantees
The Company also adjusts revenues for refunds owed to clients resulting from pricing guarantees and performance against defined service and performance metrics. The inputs to these estimates are not subject to a high degree of subjectivity or volatility. The effect of adjustments between estimated and actual pricing and performance refund amounts has not been material to the Company’s operating results or financial condition.
Walk-In Medical Clinics
For services provided by the Company’s walk-in medical clinics, revenue recognition occurs for completed services provided to patients, with adjustments taken for third party payor contractual obligations and patient direct bill historical collection rates.

Pharmacy & Consumer Wellness Segment
Retail Pharmacy
The Company’s retail drugstores recognize revenue at the time the customer takes possession of the merchandise. For pharmacy sales, each prescription claim is its own arrangement with the customer and is a performance obligation, separate and distinct from other prescription claims under other retail network arrangements. Revenues are adjusted for refunds owed to third party payers resulting from pricing guarantees and performance against defined value-based service and performance metrics. The inputs to these estimates are not subject to a high degree of subjectivity or volatility. The effect of adjustments between estimated and actual pricing and performance refund amounts has not been material to the Company’s operating results or financial condition.

Revenue from Company gift cards purchased by customers is deferred as a contract liability until goods or services are transferred. Any amounts not expected to be redeemed by customers (i.e., breakage) are recognized based on historical redemption patterns.

Customer returns are not material to the Company’s operating results or financial condition. Sales taxes are not included in revenues.

Loyalty and Other Programs
The Company’s customer loyalty program, ExtraCare®, consists of two components, ExtraSavingsTM and ExtraBucks® Rewards. ExtraSavings are coupons that are recorded as a reduction of revenue when redeemed as the Company concluded that they do not represent a promise to the customer to deliver additional goods or services at the time of issuance because they are not tied to a specific transaction or spending level.

ExtraBucks Rewards are accumulated by customers based on their historical spending levels. Thus, the Company has determined that there is an additional performance obligation to those customers at the time of the initial transaction. The Company allocates the transaction price to the initial transaction and the ExtraBucks Rewards transaction based upon the relative standalone selling price, which considers historical redemption patterns for the rewards. Revenue allocated to ExtraBucks Rewards is recognized as those rewards are redeemed. At the end of each period, unredeemed ExtraBucks Rewards are reflected as a contract liability.

The Company also offers a subscription-based membership program, CarePass®, under which members are entitled to a suite of benefits delivered over the course of the subscription period, as well as a promotional reward that can be redeemed for future goods and services. Subscriptions are paid for on a monthly or annual basis at the time of or in advance of the Company delivering the goods and services. Revenue from these arrangements is recognized as the performance obligations are satisfied.

Long-term Care
Revenue is recognized when control of the promised goods or services is transferred to customers in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those goods or services. Each prescription claim represents a separate performance obligation of the Company, separate and distinct from other prescription claims under customer arrangements. A significant portion of long-term care revenue from sales of pharmaceutical and medical products is reimbursed by the federal Medicare Part D program and, to a lesser extent, state Medicaid programs. The Company monitors its revenues and receivables from these reimbursement sources, as well as long-term care facilities and other third party insurance payors, and reduces revenue at the revenue recognition date to properly account for the variable consideration due to anticipated differences between billed and reimbursed amounts. Accordingly, the total revenues and receivables reported in the Company’s consolidated financial statements are recorded at the amount expected to be ultimately received from these payors.

Patient co-payments associated with Medicare Part D, certain state Medicaid programs, Medicare Part B and certain third party payors typically are not collected at the time products are delivered or services are rendered, but are billed to the individuals as part of normal billing procedures and subject to normal accounts receivable collections procedures.
Disaggregation of Revenue
The following table disaggregates the Company’s revenue by major source in each segment for the years ended December 31, 2022, 2021 and 2020:

In millions	Health Care Benefits	Health Services	Pharmacy & Consumer Wellness	Corporate/ Other	Intersegment Eliminations	Consolidated Totals
2022
Major goods/services lines:
Pharmacy	$—	$166,793	$83,480	$—	$(45,154)	$205,119
Front Store	—	—	22,780	—	—	22,780
Premiums	85,274	—	—	56	—	85,330
Net investment income (loss)	476	—	(44)	406	—	838
Other	5,600	2,783	2,380	68	(2,431)	8,400
Total	$91,350	$169,576	$108,596	$530	$(47,585)	$322,467

Health Services distribution channel:
Pharmacy network (1)		$102,968
Mail & specialty (2)		63,825
Other		2,783
Total		$169,576

2021
Major goods/services lines:
Pharmacy	$—	$150,646	$77,886	$—	$(43,913)	$184,619
Front Store	—	—	21,315	—	—	21,315
Premiums	76,064	—	—	68	—	76,132
Net investment income	586	—	17	596	—	1,199
Other	5,469	3,246	2,402	57	(2,328)	8,846
Total	$82,119	$153,892	$101,620	$721	$(46,241)	$292,111

Health Services distribution channel:
Pharmacy network (1)		96,834
Mail & specialty (2)		53,812
Other		3,246
Total		$153,892

2020
Major goods/services lines:
Pharmacy	$—	$139,453	$71,984	$—	$(40,350)	$171,087
Front Store	—	—	19,655	—	—	19,655
Premiums	69,301	—	—	63	—	69,364
Net investment income	483	—	—	315	—	798
Other	5,625	1,901	1,940	48	(1,712)	7,802
Total	$75,409	$141,354	$93,579	$426	$(42,062)	$268,706

Health Services distribution channel:
Pharmacy network (1)		89,740
Mail & specialty (2)		49,713
Other		1,901
Total		$141,354
_____________________________________________
(1)Health Services pharmacy network is defined as claims filled at retail and specialty retail pharmacies, including the Company’s retail pharmacies and LTC pharmacies. Effective January 1, 2023, pharmacy network also includes activity associated with Maintenance Choice®, which permits eligible client plan members to fill their maintenance prescriptions through mail order delivery or at a CVS pharmacy retail store for the same price as mail order. Maintenance Choice activity was previously reflected in mail & specialty. Segment financial information has been revised to reflect these changes.
(2)Health Services mail & specialty is defined as specialty mail claims inclusive of Specialty Connect® claims picked up at a retail pharmacy, as well as mail order and specialty claims fulfilled by the Pharmacy & Consumer Wellness segment. Effective January 1, 2023, mail & specialty excludes Maintenance Choice activity, which is now reflected within pharmacy network. Segment financial information has been revised to reflect these changes.

Contract Balances
Contract liabilities primarily represent the Company’s obligation to transfer additional goods or services to a customer for which the Company has received consideration, and include ExtraBucks Rewards and unredeemed Company gift cards. The consideration received remains a contract liability until goods or services have been provided to the customer. In addition, the Company recognizes breakage on Company gift cards based on historical redemption patterns.

The following table provides information about receivables and contract liabilities from contracts with customers as of December 31, 2022 and 2021:

In millions	2022	2021
Trade receivables (included in accounts receivable, net)	$8,983	$7,932
Contract liabilities (included in accrued expenses)	71	87

During the years ended December 31, 2022 and 2021, the contract liabilities balance includes increases related to customers’ earnings in ExtraBucks Rewards or issuances of Company gift cards and decreases for revenues recognized during the period as a result of the redemption of ExtraBucks Rewards or Company gift cards and breakage of Company gift cards. Below is a summary of such changes:

In millions	2022	2021
Contract liabilities, beginning of period	$87	$71
Rewards earnings and gift card issuances	340	387
Redemption and breakage	(356)	(371)
Contract liabilities, end of period	$71	$87

Cost of Products Sold

The Company accounts for cost of products sold as follows:

Health Services Segment
Cost of products sold includes: (i) the cost of prescription drugs sold during the reporting period directly through the Company’s specialty and mail order pharmacies and indirectly through the Company’s retail pharmacy network, (ii) shipping and handling costs, (iii) administrative service fees paid to the Pharmacy & Consumer Wellness segment for specialty and mail order pharmacy fulfillment services and (iv) the operating costs of the Company’s client service operations and related information technology support costs including depreciation and amortization. The cost of prescription drugs sold component of cost of products sold includes: (i) the cost of the prescription drugs purchased from manufacturers or distributors and shipped to members in clients’ benefit plans from the Company’s mail order pharmacies, net of any volume-related or other discounts (see “Vendor Allowances and Purchase Discounts” below) and (ii) the cost of prescription drugs sold (including retail co-payments) through the Company’s retail pharmacy network under contracts where the Company is the principal, net of any volume-related or other discounts.

Pharmacy & Consumer Wellness Segment
Cost of products sold includes: the cost of merchandise sold during the reporting period, including the costs of prescription drugs sold through its retail pharmacies, net of any volume-related or other discounts, the related purchasing costs, warehousing and delivery costs (including depreciation and amortization), the operating costs of the Company’s specialty and mail order pharmacy fulfillment operations and actual and estimated inventory losses.

Vendor Allowances and Purchase Discounts

The Company accounts for vendor allowances and purchase discounts as follows:
Health Services Segment
The Health Services segment receives purchase discounts on products purchased. Contractual arrangements with vendors, including manufacturers, wholesalers and retail pharmacies, normally provide for the Health Services segment to receive purchase discounts from established list prices in one, or a combination, of the following forms: (i) a direct discount at the time of purchase, (ii) a discount for the prompt payment of invoices or (iii) when products are purchased indirectly from a manufacturer (e.g., through a wholesaler or retail pharmacy), a discount (or rebate) paid subsequent to dispensing. These rebates are recognized when prescriptions are dispensed and are generally calculated and billed to manufacturers within 30 days of the end of each completed quarter. Historically, the effect of adjustments resulting from the reconciliation of rebates recognized to the amounts billed and collected has not been material to the Company’s operating results or financial condition. The Company accounts for the effect of any such differences as a change in accounting estimate in the period the reconciliation is completed. The Health Services segment also receives additional discounts under its wholesaler contracts if it exceeds contractually defined purchase volumes. In addition, the Health Services segment receives fees from pharmaceutical manufacturers for administrative services. Purchase discounts and administrative service fees are recorded as a reduction of cost of products sold.

Pharmacy & Consumer Wellness Segment
Vendor allowances received by the Pharmacy & Consumer Wellness segment reduce the carrying cost of inventory and are recognized in cost of products sold when the related inventory is sold, unless they are specifically identified as a reimbursement of incremental costs for promotional programs and/or other services provided. Amounts that are directly linked to advertising commitments are recognized as a reduction of advertising expense (included in operating expenses) when the related advertising commitment is satisfied. Any amounts received in excess of the actual cost incurred also reduce the carrying cost of inventory. The total value of any upfront payments received from vendors that are linked to purchase commitments is initially deferred. The deferred amounts are then amortized to reduce cost of products sold over the life of the contract based upon sales volume. The total value of any upfront payments received from vendors that are not linked to purchase commitments is also initially deferred. The deferred amounts are then amortized to reduce cost of products sold on a straight-line basis over the life of the related contract. The total amortization of these upfront payments was not material to the Company’s consolidated financial statements in any of the periods presented.

Health Care Reform

Health Insurer Fee
Beginning on January 1, 2014, the ACA imposed an annual premium-based health insurer fee (“HIF”) for each calendar year, payable in September, which was not deductible for tax purposes. The Company was required to estimate a liability for the HIF at the beginning of the calendar year in which the fee was payable with a corresponding deferred asset that was amortized ratably to operating expenses over the calendar year. The Company recorded the liability for the HIF in accrued expenses and recorded the deferred asset in other current assets. In December 2019, the HIF was repealed for calendar years after 2020, therefore there was no expense related to the HIF in the years ended December 31, 2022 and 2021. In the year ended December 31, 2020, operating expenses included $1.0 billion related to the Company’s share of the HIF.

Risk Adjustment
The ACA established a permanent risk adjustment program to transfer funds from qualified individual and small group insurance plans with below average risk scores to plans with above average risk scores. Based on the risk of the Company’s qualified plan members relative to the average risk of members of other qualified plans in comparable markets, as defined by the ACA, the Company estimates its ultimate risk adjustment receivable (recorded in accounts receivable) or payable (recorded in accrued expenses) for the current calendar year and reflects the pro-rata year-to-date impact as an adjustment to premium revenue.

Risk Corridor
The ACA established a temporary risk corridor program, which expired at the end of 2016, for qualified individual and small group health insurance plans. Under this program, health insurance companies were to make payments to, or receive payments from, the U.S. Department of Health and Human Services (“HHS”) based on their ratio of allowable costs to target costs (as defined by the ACA).

The Company filed a lawsuit in August 2019 to recover the $313 million it was owed under the ACA’s risk corridor program, which had been stayed pending the Supreme Court decision. In April 2020, the U.S. Supreme Court ruled that health insurance companies may sue the federal government for amounts owed as calculated under the ACA’s temporary risk corridor program.
In October 2020, the Company received the $313 million it was owed under the ACA’s risk corridor program. The Company recorded the risk corridor payment as an increase to premium revenue in the year ended December 31, 2020. After considering offsetting items such as the ACA’s minimum MLR rebate requirements and premium taxes, the Company recorded pre-tax income of $307 million and after-tax income of $223 million during the year ended December 31, 2020.

Advertising Costs

Advertising costs, which are reduced by the portion funded by vendors, are expensed when the related advertising takes place. Net advertising costs, which are included in operating expenses, were $745 million, $707 million and $613 million in 2022, 2021 and 2020, respectively.

Stock-Based Compensation

Stock-based compensation is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period of the stock award (generally three to five years) using the straight-line method.

Income Taxes

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the consolidated financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year or years in which the differences are expected to reverse. The effect of a change in the tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date of such change.

The Company recognizes deferred tax assets to the extent that it believes these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies, and the Company’s recent operating results. The Company establishes a valuation allowance when it does not consider it more likely than not that a deferred tax asset will be recovered.

The Company records uncertain tax positions on the basis of a two-step process whereby (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50% likely to be realized upon ultimate settlement with the related tax authority.

Interest and/or penalties related to uncertain tax positions are recognized in the income tax provision.

Measurement of Defined Benefit Pension and Other Postretirement Employee Benefit Plans

The Company sponsors defined benefit pension plans (“pension plans”) and other postretirement employee benefit plans (“OPEB plans”) for its employees and retirees. The Company recognizes the funded status of its pension and OPEB plans on the consolidated balance sheets based on the year-end measurements of plan assets and benefit obligations. When the fair value of plan assets are in excess of the plan benefit obligations, the amounts are reported in other current assets and other assets. When the fair value of plan benefit obligations are in excess of plan assets, the amounts are reported in accrued expenses and other long-term liabilities based on the amount by which the actuarial present value of benefits payable in the next twelve months included in the benefit obligation exceeds the fair value of plan assets. The net periodic benefit income for the Company’s pension and OPEB plans do not contain a service cost component as these plans have been frozen for an extended period of time. Non-service cost components of pension and postretirement net periodic benefit income are included in other income in the consolidated statements of operations.

Earnings per Share

Earnings per share is computed using the treasury stock method. The Company calculates basic earnings per share based on the weighted average number of common shares outstanding for the period. See Note 15 ‘‘Earnings Per Share’’ for additional information.
Shares Held in Trust

The Company maintains grantor trusts, which held approximately one million shares of its common stock at both December 31, 2022 and 2021. These shares are designated for use under various employee compensation plans. Since the Company holds these shares, they are excluded from the computation of basic and diluted shares outstanding.

Variable Interest Entities

The Company has investments in (i) a generic pharmaceutical sourcing entity, (ii) certain hedge fund and private equity investments and (iii) certain real estate partnerships that are considered VIEs. The Company does not have a future obligation to fund losses or debts on behalf of these investments; however, it may voluntarily contribute funds. In evaluating whether the Company is the primary beneficiary of a VIE, the Company considers several factors, including whether the Company has (a) the power to direct the activities that most significantly impact the VIE’s economic performance and (b) the obligation to absorb losses and the right to receive benefits that could potentially be significant to the VIE.

Variable Interest Entities - Primary Beneficiary
In 2014, the Company and Cardinal Health, Inc. (“Cardinal”) established Red Oak Sourcing, LLC (“Red Oak”), a generic pharmaceutical sourcing entity in which the Company and Cardinal each own 50%. The Red Oak arrangement had an initial term of ten years. In 2021, the Red Oak arrangement was amended to extend the initial term an additional five years, for a total term of 15 years. Under this arrangement, the Company and Cardinal contributed their sourcing and supply chain expertise to Red Oak and agreed to source and negotiate generic pharmaceutical supply contracts for both companies through Red Oak; however, Red Oak does not own or hold inventory on behalf of either company. No physical assets (e.g., property and equipment) were contributed to Red Oak by either company, and minimal funding was provided to capitalize Red Oak. The Company has determined that it is the primary beneficiary of this VIE because it has the ability to direct the activities of Red Oak. Consequently, the Company consolidates Red Oak in its consolidated financial statements within the Pharmacy & Consumer Wellness segment.

Cardinal is required to pay the Company quarterly payments, which began in October 2014 and will extend through June 2029. As milestones are met, the quarterly payments increase. The Company received $183 million from Cardinal during each of the years ended December 31, 2022, 2021 and 2020. The payments reduce the Company’s carrying value of inventory and are recognized in cost of products sold when the related inventory is sold.

Variable Interest Entities - Other Variable Interest Holder
The Company has invested in certain VIEs for which it has determined that it is not the primary beneficiary, consisting of the following:

•Hedge fund and private equity investments - The Company invests in hedge fund and private equity investments in order to generate investment returns for its investment portfolio supporting its insurance businesses.
•Real estate partnerships - The Company invests in various real estate partnerships, including those that construct, own and manage low-income housing developments. For the low income housing development investments, substantially all of the projected benefits to the Company are from tax credits and other tax benefits.

The Company is not the primary beneficiary of these VIEs because the nature of the Company’s involvement with the activities of these VIEs does not give the Company the power to direct the activities that most significantly impact their economic performance. The Company records the amount of its investment in these VIEs as long-term investments on the consolidated balance sheets and recognizes its share of each VIE’s income or losses in net income. The Company’s maximum exposure to loss from these VIEs is limited to its investment balances as disclosed below and the risk of recapture of previously recognized tax credits related to the real estate partnerships, which the Company does not consider significant.

Other variable interest holder VIE assets included in long-term investments on the consolidated balance sheets at December 31, 2022 and 2021 were as follows:

In millions	2022	2021
Hedge fund investments	$589	$463
Private equity investments	707	601
Real estate partnerships	241	225
Total	$1,537	$1,289
Related Party Transactions

The Company has an equity method investment in SureScripts, LLC (“SureScripts”), which operates a clinical health information network. The Company utilizes this clinical health information network in providing services to its client plan members and retail customers. The Company expensed fees for the use of this network of $60 million, $52 million and $56 million in the years ended December 31, 2022, 2021 and 2020, respectively. The Company’s investment in and equity in the earnings of SureScripts for all periods presented is immaterial.

The Company has an equity method investment in Heartland Healthcare Services, LLC (“Heartland”). Heartland operates several LTC pharmacies in four states. Heartland paid the Company $87 million, $79 million and $77 million for pharmaceutical inventory purchases during the years ended December 31, 2022, 2021 and 2020, respectively. Additionally, the Company performs certain collection functions for Heartland and then transfers those customer cash collections to Heartland. The Company’s investment in and equity in the earnings of Heartland for all periods presented is immaterial.

During the years ended December 31, 2022, 2021 and 2020, the Company made charitable contributions of $25 million, $50 million and $50 million, respectively, to the CVS Health Foundation, a non-profit entity that focuses on health, education and community involvement programs. The charitable contributions were recorded as operating expenses in the consolidated statements of operations within the Corporate/Other segment for the years ended December 31, 2022, 2021 and 2020.

Discontinued Operations

In connection with certain business dispositions completed between 1995 and 1997, the Company retained guarantees on store lease obligations for a number of former subsidiaries, including Linens ‘n Things and Bob’s Stores, each of which subsequently filed for bankruptcy. The Company’s loss from discontinued operations includes lease-related costs that the Company believes it will likely be required to satisfy pursuant to these lease guarantees. See “Lease Guarantees” in Note 17 ‘‘Commitments and Contingencies’’ for additional information.

Results from discontinued operations were immaterial for the years ended December 31, 2022 and 2021.

Below is a summary of the results of discontinued operations for the year ended December 31, 2020.

In millions	2020
Loss from discontinued operations	$(12)
Income tax benefit	3
Loss from discontinued operations, net of tax	$(9)